EXHIBIT 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT
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         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment" or "Second
Amendment") has been executed as of the 1st day of July, 2006, (the "Second Amendment Effective Date"), by INDIAN-MARTIN, INC., a Nevada corporation, ("Company"), and JPMORGAN CHASE BANK, N.A., successor by merger to BANK ONE, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    Recitals
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         1.       Company and Bank (collectively, the "Parties") are parties to a Credit Agreement, dated as of September 5, 2003 (as in effect immediately prior to the execution of this Amendment, the "Existing Agreement").

         2. The Parties have determined that it is in their best interests to amend the Existing Agreement, effective as of the Second Amendment Effective Date, as set forth in this Second Amendment, and subject to the terms and conditions of this Second Amendment.


                                    Agreement

         NOW THEREFORE, in consideration of the Recitals and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by each of the Parties to this Second Amendment, it is agreed as follows:

         1. Definitions. Terms which are defined in the Existing Agreement shall have the same meanings in this Amendment as are ascribed to them in the Existing Agreement, as amended hereby, excepting only those terms which are expressly defined in this Amendment, which shall have the meanings ascribed to them in this Amendment.

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         2.       Amendments to Existing Agreement.
                  --------------------------------

         (a) Amendments to Definitions. The following definitions, which are set forth in Section 1.02 of the Existing Agreement, are amended and restated in their entirety as of the Second Amendment Effective Date to read as follows:

         "Borrowing Base" means, at any date a determination thereof is made, an amount equal to the sum of: eighty percent (80%) of the book value of the Eligible Accounts plus one hundred percent (100%) of the Pledged Cash, plus fifty percent (50%) of the outstanding principal balance owed on the Escalade Note, less the amount of excess, if any, by which the aggregate Eligible Accounts outstanding at any time from any account debtor and its Affiliates exceeds fifteen percent (15%) of aggregate Eligible Accounts on such date of determination; provided however, that such concentration limitation shall not apply to Eligible Accounts owed by Sears Roebuck, Inc. so long as its parent Company, Sears Holding Corporation, is rated at least BB/Ba2, or better, on the senior unsecured debt ratings established from time to time by S&P and Moody's, respectively. For purposes of the Borrowing Base calculations provided herein, the Parties acknowledge and agree that from time to time there may be discrepancies (attributable to write-offs, incomplete payments, returns, disputes, discounts and other assorted credit memo balances) as to the amount of the Eligible Accounts shown by the Company on the Borrowing Base Certificate and the consolidated total of summary agings as to all Purchased Accounts Receivable which are

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         prepared by each of the Escalade Domestic Subsidiaries, as servicing agents for the Company, both of which reports are submitted to the Bank as of the same date and are meant to define the same body of Eligible Accounts at that point in time. The effect of such discrepancies is such that the amount of Eligible Accounts shown on the Company's Borrowing Base Certificate is occasionally and unwittingly shown to be a greater amount than the amount to which Eligible Accounts then actually total. The Parties agree that the Bank shall be authorized and entitled to calculate the Company's Borrowing Base as of any given date to the amount which is the lesser of (i) the amount of Eligible Accounts shown by the Company on the Borrowing Base Certificate, and
         (ii) the aggregate total of Purchased Accounts Receivable shown on the summary agings prepared and submitted as of even date by the Escalade Domestic Subsidiaries. Stated alternatively, to the extent that an otherwise Eligible Account is subject to any claimed set-off, offset, credit or other reduction right held by the account receivable debtor, then for purposes of determining the Borrowing Base the amount of such Eligible Account shall be reduced by the sum of all such claimed offsets, credits and reductions to the extent not covered by the Escalade Domestic Subsidiary, or Subsidiaries, that sold the Eligible Accounts to the Company.

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         "Maximum Availability" means as of the date any determination thereof is to be made, the lesser of: (i) the Borrowing Base as of such date, and (ii) the following amounts during the respective time periods described:

         First Amendment Effective Date
          through September 30, 2006                              $30,000,000.00
         October 1, 2006 through October 31, 2006                 $45,000,000.00
         November 1, 2006 through November 30, 2006               $40,000,000.00
         December 1, 2006 through December 31, 2006               $30,000,000.00
         January 1, 2007 through January 31, 2007                 $25,000,000.00
         February 1, 2007 through June 30, 2007                   $20,000,000.00
         July 1, 2007 through September 30, 2007                  $30,000,000.00
         October 1, 2007 through October 31, 2007                 $45,000,000.00
         November 1, 2007 through November 30, 2007               $40,000,000.00
         December 1, 2007 through December 31, 2007               $30,000,000.00
         January 1, 2008 through January 31, 2008                 $25,000,000.00
         February 1, 2008 through Scheduled Maturity Date         $20,000,000.00

         "Scheduled Maturity Date" means June 30, 2008 or such later date as may be established pursuant to the terms of Section 2.01(d) of this Agreement.

         "Revolving Note" has the meaning ascribed to it in Section 2.01(b) of this Agreement which Revolving Note shall be in form and substance substantially the same as Exhibit "I" attached to the Second Amendment.

         (b) New Definitions. Section 1.02 of the Existing Agreement is hereby amended, effective as of the Second Amendment Effective Date, by adding thereto in appropriate alphabetical sequence the following new definitions:

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         The term "Second Amendment" means the Second Amendment to Credit
         Agreement, dated as of the Second Amendment Effective Date, executed by and between the Parties.

         The term "Second Amendment Effective Date" is used as defined in the Preamble of the Second Amendment.

         3. Representations and Warranties. Company represents and warrants to Bank that:

         (a) (i) The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by Company have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction or writ presently in effect applying to Company, or its articles of incorporation, or result in a breach of or constitute a default under any material agreement, lease or instrument to which Company is a party or by which it or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental authority, department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by Company of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by Company are the legal, valid and binding obligations of Company, as a signatory thereto, and are enforceable against Company in accordance with the terms thereof.

         (b) After giving effect to the amendments contained in this Amendment, the representations and warranties contained in Article III of the Agreement are true and correct on and as of the Second Amendment Effective Date

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with the same force and effect as if made on and as of the Second Amendment
Effective Date, except that the representation in Section 3.01(d) of the Agreement shall be deemed to refer to the Financial Statements of Company most recently delivered to Bank prior to the Second Amendment Effective Date.

         (c) No Event of Default has occurred and is continuing or will exist under the Existing Agreement, as amended hereby, as of the Second Amendment Effective Date.

         4. Conditions. The obligation of Bank to execute and to perform this Amendment shall be subject to full satisfaction of the following conditions precedent on or before the Second Amendment Effective Date:

         (a) Copies, certified as of the Second Amendment Effective Date, of such corporate documents of Company as Bank may request evidencing necessary corporate action by Company with respect to this Second Amendment.

         (b) This Amendment and the replacement Revolving Note shall have been duly executed and delivered by Company to Bank and this Amendment executed by Bank.

         (c) Bank shall have received such additional agreements, documents and certifications, fully executed by Company, as may be reasonably requested by Bank.

         1. Waiver of Default. Bank hereby waives as of the Second Amendment Effective Date, Company's default with respect to the financial covenant set forth in Section 5.01(h)(3) of the Existing Agreement which requires Company to at all times maintain a delinquency ratio with respect to outstanding Eligible Accounts whereby not more than 10% of such Eligible Accounts remain unpaid after sixty (60) days after the original payment due dates shown on the underlying invoices. [Such default was evidenced on Company's

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Borrowing Base Certificates dated as of February, March, and April, 2005, which showed delinquency ratios of 16.11%, 11.25%, and 10.61%, respectively.]

         2. Supplemental Documents and Further Assurances. Company shall at any time on or after the Second Amendment Effective Date, and upon the request of Bank, execute and deliver, or cause to be executed and delivered, such additional documents, agreements and instruments as may be reasonably required by Bank or appropriate to give full force and effect to the intents and purposes of this Amendment and the Agreement. Company's failure to comply with the terms of this Section 6 within thirty (30) days after Bank's request shall at Bank's sole discretion and election be deemed an Event of Default under
Section 7.01 of the Agreement.

         3. Binding on Successors and Assigns. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the Parties and each of their respective successors, assigns and legal representatives.

         4. Governing Law/Entire Agreement/Survival. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the substantive laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the conflicts of laws rules or principles of any jurisdiction. This Amendment constitutes and expresses the entire understanding between the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether express or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and shall not be affected by any investigation made by any Person. Except as expressly provided otherwise in this

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Amendment, the Existing Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

         5. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AMENDMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

         6. WAIVER OF SPECIAL DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, COMPANY SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST BANK, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AMENDMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS, THE TERM LOAN OR THE USE OF THE PROCEEDS THEREOF.

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         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their respective duly authorized signatories as of the Second Amendment Effective Date.


INDIAN-MARTIN, INC.,                        JPMORGAN CHASE BANK, N.A.,
a Nevada corporation                        successor by merger to
                                            BANK ONE, NATIONAL ASSOCIATION

By:   /s/ TERRY D. FRANDSEN                 By:  /s/ JOHN OTTESON
      -----------------------------------        -------------------------------
      Terry D. Frandsen, VP Finance & CFO        John C. Otteson, Vice President
      -----------------------------------        -------------------------------
      (Printed Name and Title)
            ("Company")                                   ("Bank")



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